Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
April 30, 2025

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT3-0625
1.9867677.109
Common Stocks - 99.8%
	Shares	Value ($)
UNITED STATES - 99.8%
Communication Services - 7.1%
Interactive Media & Services - 7.1%
Alphabet Inc Class A	2,659,059	422,258,569
Meta Platforms Inc Class A	1,730,842	950,232,258
		1,372,490,827
Consumer Discretionary - 6.5%
Broadline Retail - 0.5%
Amazon.com Inc (b)	549,624	101,361,658
Hotels, Restaurants & Leisure - 3.2%
Booking Holdings Inc	87,900	448,226,712
Domino's Pizza Inc	91,600	44,917,892
Yum! Brands Inc	729,434	109,736,051
		602,880,655
Household Durables - 0.4%
Garmin Ltd	399,422	74,639,989
Specialty Retail - 2.2%
AutoZone Inc (b)	44,354	166,886,360
O'Reilly Automotive Inc (b)	153,247	216,875,155
Williams-Sonoma Inc	335,064	51,757,336
		435,518,851
Textiles, Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp (b)	395,789	43,865,295
TOTAL CONSUMER DISCRETIONARY		1,258,266,448

Consumer Staples - 10.2%
Beverages - 4.2%
Coca-Cola Co/The	9,624,747	698,275,395
Monster Beverage Corp (b)	1,857,090	111,648,251
		809,923,646
Household Products - 4.7%
Colgate-Palmolive Co	2,166,085	199,691,376
Procter & Gamble Co/The	4,332,663	704,361,024
		904,052,400
Tobacco - 1.3%
Altria Group Inc	4,428,845	261,966,181
TOTAL CONSUMER STAPLES		1,975,942,227

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Texas Pacific Land Corp (c)	49,234	63,456,226
Financials - 15.7%
Capital Markets - 2.2%
Ameriprise Financial Inc	257,650	121,358,303
FactSet Research Systems Inc	100,040	43,239,289
LPL Financial Holdings Inc	199,493	63,795,866
Moody's Corp	413,979	187,582,165
SEI Investments Co	259,367	20,305,842
		436,281,465
Financial Services - 8.3%
Mastercard Inc Class A	1,404,798	769,913,592
Visa Inc Class A	2,402,930	830,212,315
		1,600,125,907
Insurance - 5.2%
Aon PLC	564,652	200,332,883
Erie Indemnity Co Class A	65,839	23,611,182
Kinsale Capital Group Inc (c)	58,965	25,665,106
Marsh & McLennan Cos Inc	1,274,951	287,463,202
Primerica Inc	89,088	23,347,292
Progressive Corp/The	1,554,922	438,083,725
RLI Corp	216,694	16,037,523
		1,014,540,913
TOTAL FINANCIALS		3,050,948,285

Health Care - 10.1%
Biotechnology - 0.2%
Exelixis Inc (b)	761,803	29,824,587
United Therapeutics Corp (b)	118,126	35,802,810
		65,627,397
Health Care Equipment & Supplies - 1.0%
IDEXX Laboratories Inc (b)	217,123	93,938,266
ResMed Inc	389,363	92,119,392
		186,057,658
Health Care Technology - 0.6%
Doximity Inc Class A (b)	347,696	19,776,948
Veeva Systems Inc Class A (b)	394,809	92,262,916
		112,039,864
Life Sciences Tools & Services - 0.4%
Medpace Holdings Inc (b)(c)	67,232	20,733,676
Mettler-Toledo International Inc (b)	55,694	59,624,326
		80,358,002
Pharmaceuticals - 7.9%
Eli Lilly & Co	696,729	626,324,535
Johnson & Johnson	4,535,470	708,939,316
Zoetis Inc Class A	1,195,173	186,925,056
		1,522,188,907
TOTAL HEALTH CARE		1,966,271,828

Industrials - 8.5%
Building Products - 0.5%
Carlisle Cos Inc (c)	119,219	45,241,226
Lennox International Inc	85,501	46,747,672
		91,988,898
Commercial Services & Supplies - 1.3%
Cintas Corp	911,302	192,904,407
Veralto Corp	652,382	62,563,434
		255,467,841
Ground Transportation - 1.8%
Union Pacific Corp	1,607,061	346,578,775
Machinery - 1.2%
Allison Transmission Holdings Inc	233,445	21,532,967
Illinois Tool Works Inc	708,692	170,022,298
Snap-on Inc	139,621	43,814,466
		235,369,731
Professional Services - 2.6%
Automatic Data Processing Inc	1,080,672	324,850,004
Paychex Inc	849,403	124,964,169
Paycom Software Inc	129,612	29,342,861
Paylocity Holding Corp (b)	113,014	21,709,989
		500,867,023
Trading Companies & Distributors - 1.1%
Fastenal Co	1,520,609	123,123,711
WW Grainger Inc	97,269	99,633,609
		222,757,320
TOTAL INDUSTRIALS		1,653,029,588

Information Technology - 39.1%
Communications Equipment - 2.4%
Arista Networks Inc	2,742,972	225,664,307
F5 Inc (b)	156,235	41,361,654
Motorola Solutions Inc	442,988	195,087,485
		462,113,446
IT Services - 0.4%
Gartner Inc (b)	204,271	86,014,432
Semiconductors & Semiconductor Equipment - 13.7%
Applied Materials Inc	2,148,400	323,785,364
KLA Corp	355,070	249,504,138
Lam Research Corp	3,412,215	244,553,449
Monolithic Power Systems Inc	126,601	75,087,053
NVIDIA Corp	12,172,033	1,325,777,835
QUALCOMM Inc	2,890,813	429,170,098
		2,647,877,937
Software - 13.3%
Adobe Inc (b)	1,166,917	437,570,537
ANSYS Inc (b)	231,127	74,395,159
Fair Isaac Corp (b)	64,792	128,915,347
Fortinet Inc (b)	1,692,818	175,646,796
Manhattan Associates Inc (b)	161,857	28,711,813
Microsoft Corp	4,332,141	1,712,322,052
Qualys Inc (b)	96,051	12,074,570
		2,569,636,274
Technology Hardware, Storage & Peripherals - 9.3%
Apple Inc	8,283,998	1,760,349,575
NetApp Inc	541,076	48,561,571
		1,808,911,146
TOTAL INFORMATION TECHNOLOGY		7,574,553,235

Materials - 0.2%
Metals & Mining - 0.2%
Royal Gold Inc	174,716	31,922,360
Real Estate - 2.1%
Retail REITs - 0.7%
Simon Property Group Inc	814,549	128,193,722
Specialized REITs - 1.4%
American Tower Corp	1,238,557	279,183,133
TOTAL REAL ESTATE		407,376,855

TOTAL UNITED STATES		19,354,257,879
TOTAL COMMON STOCKS (Cost $14,778,677,355)		19,354,257,879

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 5/29/2025 (f) (Cost $1,536,955)	4.25	1,542,000	1,536,939

Money Market Funds - 0.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.33	27,512,540	27,518,043
Fidelity Securities Lending Cash Central Fund (g)(h)	4.33	48,757,287	48,762,162
TOTAL MONEY MARKET FUNDS (Cost $76,280,205)			76,280,205

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $14,856,494,515)	19,432,075,023
NET OTHER ASSETS (LIABILITIES) - (0.2)% (d)	(44,684,600)
NET ASSETS - 100.0%	19,387,390,423

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini NASDAQ 100 Index Contracts (United States)	97	Jun 2025	38,137,490	963,580	963,580

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Includes $1,462,864 of cash collateral to cover margin requirements for futures contracts.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,536,939.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	27,070,895	651,314,433	650,867,285	1,284,291	-	-	27,518,043	27,512,540	0.0%
Fidelity Securities Lending Cash Central Fund	42,161,979	454,132,201	447,532,018	11,236	-	-	48,762,162	48,757,287	0.2%
Total	69,232,874	1,105,446,634	1,098,399,303	1,295,527	-	-	76,280,205

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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